As filed with the Securities and Exchange Commission on March 7, 2011
1933 Act File No.
1940 Act File No. 811-22529

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO. ☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒ AMENDMENT NO. ☐ (Check appropriate box or boxes)

Eaton Vance Preferred Dividend Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

      ☐   when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$116.10
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is incomplete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION March 7, 2011

[           ] Shares
Eaton Vance Preferred Dividend Income Trust
Common Shares
$20.00 per Share

Investment Objective.  Eaton Vance Preferred Dividend Income Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. At least 80% of the Fund's total assets will be invested in preferred stocks and other preferred securities, including convertible preferred securities of U.S. and non-U.S. issuers.

Portfolio Contents.  The Fund will invest primarily in dividend-paying preferred securities of U.S. and non-U.S. issuers.  Currently, the Fund expects to invest primarily in preferred securities that are of investment grade quality at the time of purchase or, if unrated, determined by the Fund’s investment adviser (the “Adviser” or “Eaton Vance”) to be of comparable credit quality.  The Fund may also invest in lower-rated preferred securities.  The Fund will invest at least 25% of total assets in securities of issuers in the banking industry and may also invest substantially in the broader financial services sector.  The Fund will allocate its investments among various other industry sectors and among issuers in such sectors based on the Adviser’s evaluation of market and economic conditions.  The Fund expects initially to invest a substantial portion of its assets in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“qualified dividends”).   However, the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment.  In addition to preferred securities, the Fund may also invest in (i) debt obligations, including instruments rated below investment grade or unrated instruments determined by the Fund’s investment adviser to be of below-investment grade quality and (ii) common stocks or other equity securities that are not considered preferred securities. (continued on inside front cover)

This prospectus sets forth concisely the information that you should know before investing in the shares of the Fund.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Fund’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks. See “Risk Considerations” beginning on page [  ] of this prospectus.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total	Total assuming full exercise of the over-allotment option(3)
Price to public	$20.00	$[ ]	$[ ]
Sales Load(1)	$0.90	$[ ]	$[ ]
Proceeds to Fund(2)	$19.10	$[ ]	$[ ]

(1)
The Adviser may pay certain qualifying underwriters a structuring fee or additional compensation in connection with the offering. These fees are not reflected under sales load in the table above. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(2)
Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[  ], which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Adviser has agreed to pay all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $0.04 per share. See “Summary of Fund Expenses.”

(3)
The Fund has granted the underwriters an option to purchase up to [   ] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.

[                   ]
The date of this prospectus is [                                                      ], 2011

i

(continued from previous page)

Although the Fund currently intends to invest primarily in preferred securities of investment grade quality, the Fund reserves the flexibility to invest substantially in below investment grade securities if deemed by the Adviser to be consistent with its investment program.

Securities rated below investment grade (below BBB- or Baa3)and securities that are unrated, but judged by the Adviser to be of below investment grade-quality, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest or dividends and repayment of principal.

The Adviser.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of December 31, 2010, Eaton Vance and its affiliates managed approximately $188.7 billion of fund and separate account assets on behalf of clients.

Exchange Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “[ ].”

Leverage.  Shortly after completion of the offering of Common Shares, the Fund expects to borrow money for the purpose of financial leverage, initially up to approximately 30% of its total assets (including the amount obtained through leverage). The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time. Use of financial leverage creates an opportunity for increased return, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. See “Leverage.”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [], 2011 has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available, and other information about the Fund can be obtained without charge by calling 1-800-225-6265, by writing to the Fund at the address below or from the Fund’s website (http://www.eatonvance.com). A table of contents to the Statement of Additional Information is located at page [   ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the internet site of the SEC (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the prospectus may purchase up to [                  ] additional Common Shares from the Fund under certain circumstances.

ii

TABLE OF CONTENTS

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Policies
Risk Considerations
Management of the Fund
Determination of Net Asset Value
Distributions
Federal Income Tax Matters
Dividend Reinvestment Plan
Description of Capital Structure
Underwriting
Custodian and Transfer Agent
Legal Opinions
Reports to Shareholders
Independent Registered Public Accounting Firm
Additional Information
Table of Contents of the Statement of Additional Information
The Fund’s Privacy Policy

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until [     ], 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

iii

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.

The Fund
Eaton Vance Preferred Dividend Income Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company. Investments are based on the research, trading and portfolio management of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”). An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

The Offering
The Fund is offering [   ] common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by [   ]. The Underwriters have been granted an option by the Fund to purchase up to [   ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Share. Eaton Vance has agreed to pay all organizational costs of the Fund.

Investment Objective and Policies
The Fund's investment objective is to seek high current income consistent with preservation of capital. At least 80% of the Fund's total assets will be invested in preferred stocks and other preferred securities, including convertible preferred securities of U.S. and non-U.S. issuers.

Portfolio Parameters
The Fund will invest primarily in dividend-paying preferred securities of U.S. and non-U.S. issuers.  Currently, the Fund expects to invest primarily in preferred securities that are of investment grade quality (i.e., those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) each a "rating agency") at the time of purchase or, if unrated, determined by the Adviser to be of comparable credit quality.  The Fund may also invest in lower-rated preferred securities but will not invest more than 5% of its total assets in securities rate below “B” at the time of investment or in unrated securities determined by the Adviser to be of comparable quality.  Although the Fund currently intends to invest primarily in preferred securities of investment grade quality, the Fund reserves the flexibility to invest substantially in below investment grade securities if deemed by the Adviser to be consistent with its investment program.

The Fund will invest at least 25% of its total assets in securities of issuers in the banking industry, and may also invest substantially in the broader financial services sector.  The Fund will allocate its investments among various other industry sectors and among issuers in such sectors based on the Adviser’s evaluation of market and economic conditions.  The Fund expects initially to invest a substantial portion of its assets in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“qualified dividends”).  However, the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment.

In addition to preferred securities, the Fund may also invest in (i) debt obligations, including debt obligations rated below investment grade or unrated debt obligations determined by the Fund’s investment adviser to be of below-investment grade and (ii) common stocks or other equity securities that are not considered preferred securities.

The Adviser’s investment process includes both bottom-up fundamental and top-down macroeconomic analysis.  The Adviser seeks to add value through both sector/industry allocation and security selection.  Sector/industry allocation decisions are based primarily on the Adviser’s macroeconomic analysis, which evaluates the status and direction of the business cycle.  The bottom-up fundamental analysis that drives security selection focuses on each issuer’s business characteristics and competitive dynamics, including evaluations of profitability, leverage/capitalization, liquidity and strength of management.  Individual security characteristics (including distribution rate, call features and other terms) are also evaluated in making investment decisions.

Securities rated below investment grade (and comparable quality unrated securities) may have speculative characteristics. Such securities are commonly referred to as “junk” or “high yield,” and are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. See “Risk Considerations.”

Banking Industry Concentration.  As noted above, the Fund will invest at least 25% of total assets in the securities of issuers in the banking industry, including banks and bank holding companies. Companies in the banking industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. The concentration of the Fund’s investments in the banking industry makes it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, increased loan losses and increases in the cost of deposits.  The Fund’s policy to invest at least 25% of its assets in the banking industry may only be changed by approval of the Common Shareholders.  See “Risk Considerations—Banking industry concentration risk.”

Financial Services Sector.  In addition to its banking industry investments, the Adviser anticipates that the Fund may invest a significant portion of its assets in securities of other issuers in the broader financial services sector. In addition to various types of banks, companies in the financial services sector include, for example, insurance companies, brokerage and investment companies, consumer and industrial finance companies. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund’s portfolio is composed significantly of financial services stocks, the Fund will be more exposed to the particular risks associated with that sector.  See “Risk Considerations—Financial services sector risk.”

Hedging Strategies.  At the discretion of the Adviser, the Fund may, but is not required to, use various hedging and interest rate management transactions to seek to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices, interest rates and other financial instruments; purchase and sell financial futures and forward contracts and options thereon; enter into interest rate transactions such as swaps, caps, floors or collars; and enter into credit default swaps and other credit derivatives. The Fund also may enter into positions that combine multiple underlying exposures. The Fund may use these instruments and transactions to protect against adverse changes in the market value of securities held or to be purchased, to facilitate the sale of investments, to manage the Fund’s interest rate or credit exposure, or as a substitute for the purchase or sale of investments.

Listing	The Fund intends to apply for the listing of its Common Shares on the NYSE, subject to notice of issuance, under the ticker symbol “[ ].”

Investment Adviser and Administrator
Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator. As of December 31, 2010, Eaton Vance and its affiliates managed approximately $188.7 billion of fund and separate account assets on behalf of clients. See “Management of the Fund.”

Distributions
The Fund intends to pay regular [monthly] distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The Fund's dividend distributions are expected initially to consist primarily of “qualified dividends” that currently are subject to federal income tax at long-term capital gain rates.  A portion of the Fund’s dividend distributions may be taxed as ordinary income. The amount of each [monthly] distribution will vary depending on a number of factors, including the amount of investment income received by the Fund and the cost of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change.   The initial distribution is expected to be declared

approximately [  ] days and paid approximately [  ] to [  ] days after the completion of this offering, depending on market conditions. Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan.

To the extent that the Fund’s net investment income for any year exceeds the total [monthly] distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. At least annually, the Fund intends to distribute any net capital gain not previously distributed or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

Dividend Reinvestment Plan
The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund, if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Trustees might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Trustees might also consider the conversion of the Fund to an open-end management investment company in response to substantial and sustained trading discounts. The

Trustees believe, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Trustees would vote to convert the Fund to an open-end management investment company. Any such conversion would also require approval from the Fund’s Common Shareholders. See “Description of Capital Structure.”

Leverage
Shortly after completion of the offering of Common Shares, the Fund expects to borrow money for the purpose of financial leverage, initially up to approximately 30% of its total assets (including the amount obtained through leverage). The Fund expects to negotiate with one or more commercial banks to arrange a credit facility for this purpose.  Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors.  By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases, greater volatility in the Fund’s net asset value and the market price of the Fund’s Common Shares and higher expenses. Since the Adviser’s fee is based upon a percentage of the Fund’s managed assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowing.

Risk Considerations
Below is a summary only of the principal risks of investing in the Fund.  For a full discussion of the risks of an investment in the Fund see “Investment objectives, policies and risks—Additional Risk Considerations.”

No operating history.  The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and investment of the Fund. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Management risk.  The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market price of common shares.  The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Preferred securities risk.  The Fund will invest at least 80% of its total assets in preferred stocks and other preferred securities, including convertible preferred securities. Preferred securities involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities involves certain other risks. Often preferred securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. During periods of declining interest rates, an issuer of preferred securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk.  In addition, preferred securities often contain provisions that allow for redemption in the event of certain tax or legal changes or upon the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Banking industry concentration risk.  The Fund will invest at least 25% of total assets in the banking industry, including banks and bank holding companies. The concentration of the Fund’s investments in the banking industry makes it more susceptible to adverse economic or regulatory occurrences affecting this sector.  Companies in the banking industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Banks, savings and loan associations and their holding companies are especially subject to adverse effects of changes in interest rates, increases in loan losses, increases in deposit costs, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds.

Financial services sector risk.  In addition to its banking industry investments, the Adviser anticipates that the Fund may invest a significant portion of its assets in securities of other issuers in the broader financial services sector. To the extent that the Fund’s portfolio is composed significantly of financial services stocks, the Fund will be more exposed to the particular risks associated with that sector, which include sensitivity to changes in interest rates and securities prices, increased competition in the financial sector and declines in financial sector activity.

Rating Downgrades in Banking and Financial Services Sector risk.  It is possible that future changes in the rating agency guidelines used to rate preferred securities of issuers in the financial services sector and the banking industry in particular may result in ratings of below investment grade on a substantial portion of the preferred securities available for purchase for by the Fund.  If so, because the Fund invests at least 25% of its assets in the banking industry and may also invest substantially in the broader financial services sector, a substantial portion of the Fund’s assets may be invested in preferred securities rated below investment grade.  Therefore, although the Fund currently intends to invest primarily in preferred securities of investment grade quality, the Fund reserves the flexibility to invest substantially in below investment grade securities if deemed by the Adviser to be consistent with its investment program.  See, “Non-investment grade securities risk.”

Tax risk.  The Fund expects initially that a significant portion of its assets will be invested in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that are qualified dividends.  However the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment. The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of qualified dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken.  See “Federal Income Tax Matters.”

Convertible securities risk.  Preferred securities and debt obligations in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

Common stock risk.  The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund's investments in preferred securities. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Illiquid securities risk.  The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Non-investment grade securities risk.  The Fund's investments in preferred stocks and debt obligations of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and debt obligations of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade securities are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions.

Foreign security risk.  The Fund may invest in the securities of non-U.S. issuers. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. As an alternative to holding foreign-traded investments, the Fund may invest in dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign investments); unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign investments. A portfolio manager may use hedging techniques (such as futures contracts and options) to mitigate adverse effects of foreign currency fluctuations. The foregoing risks of foreign investing can be more significant in less developed and emerging market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world.

Derivatives risk.  The Fund's hedging and interest rate transactions have risks, including the risk of imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Leverage risk.  There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in borrowing costs may affect the return to Common Shareholders. As discussed under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's total managed assets, including proceeds from the issuance of borrowings, so the fees will be higher when leverage is utilized. See "Investment objective, policies and risks--Use of Leverage and Related Risks."

Interest rate risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historical levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities.

Credit risk. Credit risk is the risk that preferred securities or debt securities in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Although the Fund will primarily invest in investment grade securities, the Fund may also invest in preferred securities and other debt obligations that are rated below investment grade at the time of acquisition. The Fund will not invest more than 5% of its total assets in securities rated below "B" at the time of investment. A rating of "B" or below means the securities are speculative in a high degree and may be in default.

Inflation risk.  Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend further to reduce returns to Common Shareholders.

Anti-takeover provisions  The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Trustees. These provisions include staggered elections of Trustees and require the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize certain transactions. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the Fund leverages through borrowings in an amount equal to 30% of the Fund's total assets (after issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Expenses Borne by the Common Shareholders	0.20%(1)(2)
Dividend Reinvestment Plan Fees	None(3)

Annual Expenses (as a percentage of net assets attributable to Common Shares assuming leverage as described above)
Investment Advisory and Administration Fee	[ ]%
Interest Payment on Borrowed Funds	[ ]% (4)
Other Expenses	[ ]%(5)
Total Annual Expenses	[ ]%

The Other Expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [  ] Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [  ]% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1Year	3 Years	5 Years	10 Years
$[ ]	$ [ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*
The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	Eaton Vance has agreed to pay all organizational costs and offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).

(2)
Eaton Vance has agreed to pay from its own assets, an upfront marketing and structuring fee to [  ]. These payments will be made by Eaton Vance from its own resources, and are not borne by the Fund. See “Underwriting.”

(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)	Stated as percentages of net assets attributable to Common Shares assuming no leverage through borrowings, the Fund's expenses would be estimated to be as follows:

Percentage of net assets attributable to Common Shares (assuming no leverage)
Annual Expenses
Investment Advisory and Administration Fee	[ ]%
Other Expenses	[ ]%
Total Annual Expenses	[ ]%

(5)	Estimated other expenses based on the current fiscal year.

The Fund

Eaton Vance Preferred Dividend Income Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 3, 2011 and filed with the Secretary of the Commonwealth on such date (the “Declaration of Trust”). The Fund has no operating history. The Fund’s principal office is located at 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”).

This prospectus relates to the initial public offering of the Fund’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share. See “Underwriting.”

Use of Proceeds

The net proceeds of this offering of the Fund’s Common Shares will be approximately $[  ] ($[  ] if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund would earn interest income at a modest rate.

Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income consistent with preservation of capital. At least 80% of the Fund's total assets will be invested in preferred stocks and other preferred securities, including convertible preferred securities of U.S. and non-U.S. issuers.  The Fund’s policy to invest at least 80% of its total assets in preferred stocks and other preferred securities, including convertible preferred securities of U.S. and non-U.S. issuers, is non-fundamental, and may be changed by the Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

PRIMARY INVESTMENT POLICIES

The Fund will invest primarily in dividend-paying preferred securities of U.S. and non-U.S. issuers.  Under normal market conditions, the Fund expects to invest primarily in preferred securities that are of investment grade quality (i.e., those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) at the time of purchase or, if unrated, determined by the Adviser to be of comparable credit quality.  The Fund may also invest in lower-rated preferred securities but will not invest more than 5% of its total assets in securities rate below “B” at the time of investment or in unrated securities determined by the Adviser to be of comparable quality.  Although the Fund currently intends to invest primarily in preferred securities of investment grade quality, the Fund reserves the flexibility to invest substantially in below investment grade securities if deemed by the Adviser to be consistent with its investment program.

The Fund will invest at least 25% of its total assets in securities of issuers in the banking industry, and may also invest substantially in the broader financial services sector.  The Fund will allocate its investments among various other industry sectors and among issuers in such sectors based on the Adviser’s evaluation of market and economic conditions.  The Fund expects initially to invest a substantial portion of its assets in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“qualified dividends”).  However, the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment.

In addition to preferred securities, the Fund may also invest in (i) debt obligations, including debt obligations rated below investment grade or unrated debt obligations determined by the Fund’s investment adviser to be of below-investment grade and (ii) common stocks or other equity securities that are not considered preferred securities.

The above-stated credit quality policies of the Fund apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that one or more of S&P, Fitch and Moody’s (each, a “rating agency”) downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including to below investment grade credit quality) if the Adviser believes it would be advantageous to do so. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Although Eaton Vance considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by rating agencies. Credit ratings are based largely on a rating agency’s investment analysis at the time of rating, and the rating assigned to a particular security is not necessarily a reflection of the issuer’s current financial condition, the rating agency’s assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser may take into consideration, among other things, the financial resources of the issuer, its sensitivity to economic conditions and trends, and the ability of the issuer’s management and regulatory matters.

Securities rated below investment grade (and comparable quality unrated securities) may have speculative characteristics. Such securities are commonly referred to as “junk” or “high yield,” and are considered higher risk. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest or dividend payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. See “Risk Considerations.”

The Adviser’s investment process includes both bottom-up fundamental and top-down macroeconomic analysis.  The Adviser seeks to add value through both sector/industry allocation and security selection.  Sector/industry allocation decisions are based primarily on the Adviser’s macroeconomic analysis, which evaluates the status and direction of the business cycle.  The bottom-up fundamental analysis that drives security selection focuses on each issuer’s business characteristics and competitive dynamics, including evaluations of profitability, leverage/capitalization, liquidity and strength of management.  Individual security characteristics (including distribution rate, call features and other terms) are also evaluated in making investment decisions.

Actual security selection is a product of a relative value framework whereby issuers are evaluated on the basis of risk weighted expected returns with a strong bias towards downside protection while providing an attractive level of current income.  This ensures that we are being fully compensated for taking risk versus other available investment opportunities.  Securities are continuously monitored for any material change in credit quality as a measure of risk and price as a measure of expected return.  The combination demonstrates the core of the Adviser’s relative value investment process and seeks to avoid common mistakes resulting from a lack of strict investment discipline.

Banking Industry Concentration

As noted above, the Fund will concentrate (invest at all times at least 25% or more of its assets) in the securities of issuers in the banking industry, including banks and bank holding companies. Companies in the banking industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. To the extent that the Fund is concentrated in the banking industry it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition that a fund that was not concentrated.  The Fund’s policy to invest at all times at least 25% or more of its assets in the banking industry may be changed upon approval by Common Shareholders.  See “Risk Considerations—Banking industry concentration risk.”

Financial Services Sector Investing

As noted above, the Fund will invest at least 25% of total assets in the securities of issuers in the banking industry, including banks and bank holding companies. Companies in the banking industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. The concentration of the Fund’s investments in the banking industry makes it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, increased loan losses and increases in the cost of deposits.  The Fund’s policy to invest at least 25% of its assets in the banking industry may only be changed by approval of the Common Shareholders.  See “Risk Considerations—Banking industry concentration risk.”

Qualified Dividend Investing

The Fund expects initially that a significant portion of its assets will be invested in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains.  However the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment. Under current tax laws, qualified dividend income received by individual shareholders is taxed at rates equivalent to the federal long-term capital gains rate (currently at a maximum of 15%), rather than the tax rate applicable to ordinary income (currently at a maximum of 35%), provided certain holding period and other conditions are satisfied. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates. The provisions of the Internal Revenue Code applicable to tax-favored dividends apply only until December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken. Taxes on realized capital gains are minimized by minimizing the sale of securities’ holdings with large accumulated gains and avoiding net realized short-term capital gains.

Hedging Strategies

At the discretion of the Adviser, the Fund may, but is not required to, use various hedging and interest rate management transactions to seek to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices, interest rates and other financial instruments; purchase and sell financial futures and forward contracts and options thereon; enter into interest rate transactions such as swaps, caps, floors or collars; and enter into credit default swaps and other credit derivatives. The Fund also may enter into positions that combine multiple underlying exposures. The Fund may use these instruments and transactions to protect against adverse changes in the market value of securities held or to be purchased, to facilitate the sale of investments, to manage the Fund’s interest rate or credit exposure, or as a substitute for the purchase or sale of investments.

PORTFOLIO CONTENTS

Preferred Securities

There are two basic types of preferred securities. The first, sometimes referred to in this Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. The Adviser also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income until December 31, 2012. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to QDI received and designated as such by the regulated investment company.

However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income). The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for up to five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities generally are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Common Stock

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities

The Fund may invest in securities of non-U.S. companies. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a “qualified foreign corporation.”

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

Debt obligations

The Fund may invest in fixed-income securities with ratings equivalent to those of the preferred securities in which the Fund may invest. Fixed-income securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of fixed-income securities can be expected to vary inversely with interest rates.

Hedging and Interest Rate Transactions

The Fund may, but is not required to, use various hedging and interest rate transactions described below to earn income, facilitate portfolio management and mitigate risks. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. [The Fund may use Strategic Transactions to enhance potential gains, although no more than [5%] of the Fund's total assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.]

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

ADDITIONAL INVESTMENT PRACTICES AND CONSIDERATIONS

Illiquid Securities

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent the Fund invests in REITs. Securities of companies in the real estate industry such as REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs indirectly through the Fund, a Fund will bear REIT expenses.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. On an overall basis, the Fund expects that its annual turnover rate will not exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

USE OF LEVERAGE AND RELATED RISKS

The Fund expects to use leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. Shortly after completion of the offering of Common Shares, the Fund expects to borrow money for the purpose of financial leverage, initially up to approximately 30% of its total assets (including the amount obtained through leverage). The Fund generally will not use leverage if the Adviser anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings and the issuance of preferred shares. As discussed under "Description of capital structure," the Fund's issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or the commencement of a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund's Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Under the 1940 Act, the Fund is not permitted to incur debt obligations, including borrowings, unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding debt (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. When debt obligations are outstanding, the Fund intends, to the extent possible, to retire such obligations, as necessary, to maintain coverage of any debt obligations of at least 300%.  If the Fund issues borrows under a credit facility or similar borrowing program in an amount equal to 30% leverage, there will be an asset coverage of [  ]%.

In addition, borrowing program covenants or the terms of debt securities or preferred shares issued may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act or the Fund’s investment policies. The Fund intends to utilize such methods of leverage only if it anticipated that these asset coverage requirements, covenants or guidelines would not significantly impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Capital Structure.”

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of a borrowing facility may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the lenders. Such a payment can be expected to decrease the principal amount of debt owed to such lenders.

The Fund’s willingness to utilize leverage for investment purposes, and the amount the Fund will use, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage in the amount of 30% of the Fund’s total managed assets, the additional income that the Fund must earn (net of expenses) in order to cover such leverage costs is [ ]%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in this example.

The following table is designed to illustrate the effect on the return to a Common Shareholder of leverage in the amount of approximately 30% of the Fund’s total managed assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	([ ])%	([ ])%	0%	[ ]%	[ ]%
Corresponding Common Share return assuming 60% leverage	([ ])%	([ ])%	([ ])%	[ ]%	[ ]%

Until the Fund issues preferred shares or incurs borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

RISK CONSIDERATIONS

No operating history.  The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and investment of the Fund. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Management risk.  The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market price of common shares.  The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Preferred securities risk.  The Fund will invest at least 80% of its total assets in preferred stocks and other preferred securities, including convertible preferred securities. Preferred securities involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities involves certain other risks. Often preferred securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. During periods of declining interest rates, an issuer of preferred securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk.  In addition, preferred securities often contain provisions that allow for redemption in the event of certain tax or legal changes or upon the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

The Dodd-Frank Act contains provisions which will make certain hybrid preferred securities less attractive for issuing banks, which is believed to be likely to result in a significant reduction in the issuance and, over time, availability of these types of securities and potentially in many outstanding issues being redeemed. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued the availability of such investments cannot be determined.

Banking industry concentration risk.  The Fund will invest at least 25% of total assets in the banking industry, including banks and bank holding companies. The concentration of the Fund’s investments in the banking industry makes it more susceptible to adverse economic or regulatory occurrences affecting this sector.  Companies in the banking industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Banks, savings and loan associations and their holding companies are especially subject to adverse effects of changes in interest rates, increases in loan losses, increases in deposit costs, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds.

Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. The banking industry may also be significantly affected by changes in general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the banking industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial services sector risk.  In addition to its banking industry investments, the Adviser anticipates that the Fund may invest a significant portion of its assets in securities of other issuers in the broader financial services sector. To the extent that the Fund’s portfolio is composed significantly of financial services stocks, the Fund will be more exposed to the particular risks associated with that sector, which include sensitivity to changes in interest rates and securities prices, increased competition in the financial sector and declines in financial sector activity.

The Fund will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Rating Downgrades in Banking and Financial Services Sector risk.  It is possible that future changes in the rating agency guidelines used to rate preferred securities of issuers in the financial services sector and the banking industry in particular may result in ratings of below investment grade on a substantial portion of the preferred securities available for purchase for by the Fund.  If so, because the Fund invests at least 25% of its assets in the banking industry and may also invest substantially in the broader financial services sector, a substantial portion of the Fund’s assets may be invested in preferred securities rated below investment grade.  Therefore, although the Fund currently intends to invest primarily in preferred securities of investment grade quality, the Fund reserves the flexibility to invest substantially in below investment grade securities if deemed by the Adviser to be consistent with its investment program.  See, “Non-investment grade securities risk.”

Tax risk.  The Fund expects initially that a significant portion of its assets will be invested in dividend-paying preferred securities that the Adviser believes at the time of investment are eligible to pay dividends that are qualified dividends.  However the Fund reserves the flexibility to invest in preferred securities that are not eligible for qualified dividend treatment. The Fund's investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service ("IRS") interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of qualified dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken.  See “Federal Income Tax Matters.”

Convertible securities risk.  Preferred securities and debt obligations in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

Common stock risk.  The common stocks and other non-preferred equity securities in which the Fund invests may experience substantially more volatility in their market value than the Fund's investments in preferred securities. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Illiquid securities risk.  The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Non-investment grade securities risk.  The Fund's investments in preferred stocks and debt obligations of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and debt obligations of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade securities are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 5% of its total assets in securities rate below “B” at the time of investment or in unrated securities determined by the Adviser to be of comparable quality. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Foreign security risk.  The Fund may invest in the securities of non-U.S. issuers. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. As an alternative to holding foreign-traded investments, the Fund may invest in dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign investments); unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign investments. A portfolio manager may use hedging techniques (such as futures contracts and options) to mitigate adverse effects of foreign currency fluctuations. The foregoing risks of foreign investing can be more significant in less developed and emerging market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would not otherwise choose to sell. Emerging market countries are also subject to speculative trading which contributes to their volatility.

Derivatives risk.  The Fund's hedging and interest rate transactions have risks, including risk of the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

Leverage risk.  There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders as dividends and other distributions will be less than if leverage had not been used. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of a borrowing program will be borne by Common Shareholders and consequently will result in a reduction of the net asset value of Common Shares. As discussed under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's total managed assets, including proceeds from the issuance of borrowings, so the fees will be higher when leverage is utilized. The Fund may be subject to restrictions imposed by any borrowing facility that it enters into to obtain leverage. These restrictions or borrowing program covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objective and policies. See "Investment objective, policies and risks--Use of Leverage and Related Risks."

Interest Rate Risk Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Credit risk. Credit risk is the risk that preferred securities or debt securities in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Although the Fund will primarily invest in investment grade securities, the Fund may also invest in preferred securities and other debt obligations that are rated below investment grade at the time of acquisition. The Fund will not invest more than 5% of its total assets in securities rated below "B" at the time of investment. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. A rating of "B" or below means the securities are speculative in a high degree and may be in default.  The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

Inflation risk.  Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend further to reduce returns to Common Shareholders.

Anti-takeover provisions.  The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Trustees. These provisions include staggered elections of Trustees and require the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize certain transactions. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board of Trustees under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance will act as the Fund’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at 2 International Place, Boston, Massachusetts

02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of December 31, 2010, Eaton Vance and its affiliates managed approximately $188.7 billion of fund and separate account assets on behalf of clients. Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company engaged primarily in investment management and administration through its subsidiaries and affiliates.

Under the general supervision of the Trustees, Eaton Vance will manage the investment and reinvestment of the assets of the Fund and administer its affairs. As investment adviser to the Fund, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Fund’s assets will be held uninvested, subject to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Fund under the 1940 Act. Eaton Vance is also responsible for managing the business affairs of the Fund, and will provide administrative services including recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business. Eaton Vance will furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs. Eaton Vance will pay the salaries and fees of all officers and Trustees of the Fund who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [   ]% of the average daily gross assets of the Fund, subject to the expense reimbursement arrangements described above. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

A discussion of the basis for the Trustees’ approval of the Advisory Agreement will be included in the Fund’s initial report to shareholders.

[ ] is the Fund’s portfolio manager [TO BE ADDED BY AMENDMENT].

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the Statement of Additional Information.

Code of Ethics

The Fund, the Adviser has adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Determination of Net Asset Value

The Fund’s net asset value per share will be determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading (normally 4:00 p.m. eastern time). The Fund’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees. Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

The Trustees have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Debt securities owned by the Fund normally are valued on the basis of valuations furnished by pricing services.  A pricing service considers various factors relating to securities and market transactions to determine value. In certain situations, the Adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Adviser expects to use fair value pricing for debt securities under limited circumstances, such as when an obligation is not priced by a pricing service. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Distributions

The Fund intends to pay regular [monthly] distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The Fund's dividend distributions are expected initially to consist primarily of “qualified dividends” that currently are subject to federal income tax at long-term capital gain rates.  A portion of the Fund’s dividend distributions may be taxed as ordinary income. The amount of each [monthly] distribution will vary depending on a number of factors, including the amount of investment income received by the Fund and the cost of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change.   The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after the completion of this offering, depending on market conditions. Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan.

The Fund’s distributions in any year may differ from annual net investment income. The investment income of the Fund will consist of all interest and dividend income accrued on portfolio investments, plus short-term capital gain (including short-term gain on option positions and gain on the sale of portfolio investments held for one year or less) minus long-term capital loss, minus all expenses of the Fund. To the extent that the Fund’s net investment income for any year exceeds the total [monthly] distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual net investment income and net capital gain. As a result, the distributions paid by the Fund for any particular [month] may be more or less than the amount of net income and gain for that [monthly] period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

[Upon commencement of operations, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).]

Federal Income Tax Matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to distribute each year all or substantially all of its net investment income.  Distributions by the Fund of investment company taxable income will be taxable to Common Shareholders as ordinary income. The Fund’s income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax at ordinary income rates. Income from Agency Securities is generally subject to federal income tax at ordinary income rates, as well as state and local income taxes where applicable.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the United States (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered “readily tradable” if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies will not be “qualified foreign corporations.”

In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date.

For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply until December 31, 2012. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2011, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2011, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The Fund has not received a formal opinion of tax counsel. However, the Adviser previously received an opinion from tax counsel with respect to certain tax matters presented by the Fund in connection with the offering of a similar closed-end fund managed by the Adviser and has been informed by such counsel that there have not been intervening changes in the law relating to these matters.

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of Capital Structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Trustees. The 1940 Act or the terms of any borrowings may limit the payment of distributions to the holders of Common Shares. Each whole Share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and provides for the indemnification by the Fund or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Fund and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Trustees. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Trustees may also amend the Declaration of Trust without the vote or consent of Common Shareholders to change the name of the Fund or to make such other changes as do not have a material adverse effect on the rights or interests of Common Shareholders under the Declaration of Trust, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Trustees. The Common Shares have no preemptive rights.

The Fund will not issue Share certificates.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Trustees have determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding shares of beneficial interest in the Fund either by declaration in writing filed with the custodian of the securities of the Fund or by votes cast in person or by proxy at a meeting called for the purpose.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of common stock of the Fund then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of such shares and their associates, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, or (ii) the transaction is with a Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, the term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than 5% of the issued and outstanding shares of the Fund or of any class of shares and shall include any “affiliate” or “associate,” as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Trustees have determined that provisions with respect to the board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

LEVERAGE

Generally

The Fund may use leverage to the extent permitted by the Investment Company Act of the 1940 Act.  The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser's outlook for the market for preferred stocks and the costs that the Fund would incur as a result of such leverage. The Fund may issue preferred shares in the public or private markets or may borrow from banks and other financial institutions. The Fund may also borrow through reverse repurchase agreements. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, greater volatility in the Fund's net asset value and the market price of the Fund's Common Shares and higher expenses. Since the Adviser's fee is based upon a percentage of the Fund's managed assets, the Adviser's fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowing.

Credit Facility

As discussed above, shortly after completion of the offering of Common Shares, the Fund expects to borrow money for the purpose of financial leverage, initially up to approximately 30% of its total assets (including the amount obtained through leverage).  In the event the Fund leverages through borrowings, The Fund expects to negotiate with one or more commercial banks to arrange a credit facility for this purpose.  Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Preferred Shares

The Fund has no current intention to issue preferred shares.  However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.  Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

Potential Effective of Future Leverage

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

CONVERSION TO OPEN-END FUND

The Fund may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act upon the affirmative vote or consent of the holders of two-thirds of each class of shares outstanding (with each class separately voting thereon or consenting thereto as a separate class). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the issued and outstanding shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Fund and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Fund (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Trustees believe, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Trustees would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [  ] are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before [].

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[], the total Underwriters’ discounts and commissions (sales load) would be $[] and the total proceeds to the Fund would be $[].

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $[] in total, $[] of which will be borne by the Fund (or $[] if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund intends to apply for listing of its Common Shares on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “[].”

The Fund has agreed that, without the prior written consent of [                         ] on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

●
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Fund has engaged [        ] to serve as clearing agent for the Fund’s transactions in listed options. The Fund has agreed to pay [] customary fees for such services. Such services do not include engaging in principal transactions with the Fund.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [   ] is [           ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER

The Adviser (Eaton Vance) has agreed to pay, from its own assets, an upfront marketing and structuring fee to [   ] in the amount of $[   ] (which amount will not exceed [   ] % of gross proceeds) and an upfront structuring fee to [   ]  (which amount will not exceed [   ] % of gross proceeds. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fees will be earned by and paid to [   ]  by the Adviser for advice to the Adviser relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, and (iv) the overall marketing and positioning thesis for the Fund’s initial public offering. These services provided by [   ] to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $[   ] in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Fund has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed $[   ] in the aggregate, which amount will not exceed [   ]% of gross proceeds. The Adviser (and not the Fund) will pay the marketing and structuring fees to [   ], as described above. Total compensation to the Underwriters as described in this paragraph will not exceed [   ]% of the aggregate initial offering price of the Common Shares offered hereby.

Custodian and Transfer Agent

State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company is the transfer agent and dividend disbursing agent of the Fund.

Legal Opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [   ]. [     ] may rely as to certain matters of Massachusetts law on the opinion of K&L Gates LLP, Boston, Massachusetts.

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[           ], is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional Information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[   ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of Contents of the Statement of Additional Information

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Portfolio Trading
Federal Income Tax Matters
Other Information
Independent Registered Public Accounting Firm
Report of the Independent Registered Public Accounting Firm
Financial Statements
Appendix A: Description of Securities Ratings
Appendix B: Proxy Voting Policies

The Fund’s Privacy Policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Real Estate Management and Boston Management and Research.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

[           ] Shares

Eaton Vance Preferred Dividend Income Trust

Common Shares

$20.00 per Share

PROSPECTUS

[           ], 2011

1

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion March 7, 2011

EATON VANCE PREFERRED DIVIDEND INCOME TRUST

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Preferred Dividend Income Trust (the “Fund”) dated [•], 2011, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-225-6265.

This Statement of Additional Information is dated [●], 2011

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Trustees and Officers

Investment Advisory and Other Services

Portfolio Trading

Federal Income Tax Matters

Other Information

Independent Registered Public Accounting Firm

Report of the Independent Public Accounting Firm

Financial Statements

Appendix A	A-1

Appendix B	B-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective.

Preferred Securities

There are two basic types of preferred securities. The first, sometimes referred to in this Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. [The Adviser also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.]

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income until December 31, 2012. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to QDI received and designated as such by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income). The Fund may invest in

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REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for up to five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities generally are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Common Stock

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general

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movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities

The Fund may invest in securities of non-U.S. companies. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a “qualified foreign corporation.”

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

Debt Obligations

Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-income securities may provide the holder with the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

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            Certain securities may permit the issuer to "call" or redeem the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower Rated Securities

Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals and obtain additional financing may be impaired. The investment adviser will take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation held or acquired as a result of any such event. Taking protective action with respect to portfolio obligations in default and assets securing such obligations will result in additional expense. For a description of corporate bond ratings, see Appendix [  ].

Illiquid Securities

The Fund may invest up to [  ]% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent the Fund invests in REITs. Securities of companies in the real estate industry such as REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets,

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occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs indirectly through the Fund, a Fund will bear REIT expenses.

Money Market Instruments

Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity. Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, the investment adviser judges such executing firms’ professional ability and quality of service and use their best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund and its affiliates, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or

Hedging and Interest Rate Transactions

The Fund may, but is not required to, use various hedging and interest rate transactions described below to earn income, facilitate portfolio management and mitigate risks. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for

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purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gains, although no more than [5%] of the Fund's total assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Derivative Instruments Generally

[Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance total return (which may be considered speculative) to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts and stock index futures, exchange-traded and over-the-counter options on securities, indices or currencies, including exotic options; the purchase of put options and the sale of call options on securities held, equity swaps, and the purchase and sale of currency futures, forward foreign currency exchange contracts; forward rate agreements; warrants; interest rate, total return, credit default and currency swaps.]

[Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.]

[Over-the-counter (“OTC”) derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser’s use of derivative instruments will be advantageous to the Fund. The Fund will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of a Fund as a regulated investment company for federal income tax purposes.]

[Foreign exchange traded futures contracts and options may be used and may entail greater credit and liquidity risk than those contracts traded on a CFTC-regulated exchange.]

Options on Securities Indices and Currencies

[The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the

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performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. The Staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.]

[Call Options. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option. The Fund is also is authorized to write (i.e., sell) call options and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge.]

[Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.  The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price.]

[There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.]

Futures and Options on Futures

[The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value.  Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

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The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.  Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Fund will not be able to meet its Eaton Vance Domestic Equity Funds obligations to the counterparty. The Fund, however, will segregate liquid assets equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.]

[Credit Derivatives. Credit derivatives are instruments that derive their value from the credit risks of an entity or group of entities and may be purchased or sold to enhance return, to hedge against fluctuations in securities prices, interest rates and market conditions, or as a substitute for the purchase and sale of securities. From time to time the Fund may use credit derivatives to gain a particular exposure to credit risk. Credit derivatives utilized may include credit default swap agreements, total return swaps or OTC options, where the reference entity (or obligation) is a single entity, a group of entities or an index. The reference entity or entities may be a corporation, the federal government and any of its agencies or instrumentalities, and foreign governments or any of their agencies or instrumentalities. The credit rating of the reference entity will be limited to a rating of BBB or higher by a nationally recognized statistical rating organization.]

[Credit Default Swap Contracts. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party (such as a U.S. or corporate issuer) on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made

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the payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage because in addition to its total assets, it would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including that the seller may be unable to fulfill its obligations in the transaction.]

[Credit Linked Notes, Credit Options and Similarly Structured Investments. Credit linked notes are synthetic obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference obligation"). In addition to the credit risk associated with the reference obligation and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.]

[Interest Rate and Total Return Swaps and Forward Rate Agreements. The Funds may enter into interest rate and total return swap agreements. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange with another party of each party’s respective commitment to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments. The Fund may enter into interest rate and total return swaps in which payments are not netted or on a net basis. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.]

[The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Fund’s custodian. Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.]

[The Fund may also enter forward rate agreements. Under these agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.]

[Inflation and Inflation Index Derivatives. Inflation and inflation index derivatives (e.g., inflation swaps) involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based off of two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.]

[Derivatives on Economic Indices. The Fund may trade derivatives on economic data releases, such as, but not limited to, employment, retail sales, industrial production, inflation, consumer sentiment and economic growth to minimize exposure to adverse market movements in response to the release of economic data and to enhance return. Derivatives on economic indices are currently offered in an auction format and are booked and settled as OTC options. Participants buy and sell these options by submitting limit order bids and offers. Auctions take place at least 24 hours prior to the release of the applicable economic data.]

[At the close of the auction, orders are filled at the best available price, but within the parameters of the order. Prices of the options are based on the relative demand for their implied outcome. Derivatives on economic statistics are subject to risks similar to those applicable to the derivative instruments described above but may also be subject to additional liquidity risk.]

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. On an overall basis, the Fund expects that its annual turnover rate will not exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

[Lending Portfolio Securities

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The Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and return of the loaned securities, the Fund would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.]

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Temporary Investments

The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)           Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)           With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

(8)           Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

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(9)           Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Fund will invest 25% or more of its total assets in issuers in the banking industry. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. In regards to restrictions (1) and (2) above, any borrowing by the Fund (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The Fund has no intention to borrow for investment purposes.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Fund has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustees’ approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

At least 80% of the Fund's total assets will be invested in preferred stocks and other preferred securities, including convertible preferred securities.

The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Fund’s common shares (“Common Shareholders”). The Fund’s policy to invest at least 80% of the Fund's total assets in preferred stocks and other preferred securities, including convertible preferred securities, is non-fundamental, and may be changed by the Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Whenever an investment policy or investment restriction set forth in the Fund’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

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[INDEPENDENT  TRUSTEE  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Trusteeships Held

Initial Trustees
Frederick S. Marius 10/31/63	Trustee and Assistant Secretary	Since 03/03/2011	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 12/20/56	Trustee	Since 03/03/2011	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995.	1	None
____________________________________________________________
(1)           Includes both Master and Feeder Funds in Master-Feeder Structure.

[The information reported includes the principle occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.]

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupations During Past Five Years

Payson F. Swaffield	President	Since 03/03/2011	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 8 registered investment companies managed by Eaton Vance or BMR.
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
[ ]	Vice President	Since 2011	[BIOS]
BARBARA E. CAMPBELL 6/19/57	Treasurer and Principal Financial Accounting Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 5/24/60	Secretary and Chief Legal Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2011	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.

[The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of [  ] Trustees, including [  ] Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.]

[The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may

14

be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Articles of Incorporation or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. ]

[The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. ]

[The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed the Fund’s CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund shares. The administrator, the investment adviser and the subadviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function. ]

[The Board of Trustees of the Fund have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees. ]

[Mmes. [●] Chair), [●] and [●], and Messrs. [●],[●],[●],[●] and [●] are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the

Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. As of the date of this SAI, the Governance Committee has met [●] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. [*] (Chair) and [*], and Mmes. [*] and [*] are members of the Audit Committee. The Board of Trustees has designated Mr. [*], a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. As of the date of this SAI, the Audit Committee has met [●] times.

Messrs. [*] (Chair), [*], [*], [*] and [*], and Ms. [*] are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following

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matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees. As of the date of this SAI, the Contract Review Committee convened [ ] times. ]

[Messrs. [*] (Chair) and [*], and Ms. [*] are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Fund and its investment adviser, relative to the Fund’s stated objective, strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of the Fund, giving special attention to the performance of the Fund that it or the Board of Trustees identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [ ] times. ]

[Mr. [*] (Chair) and Mmes. [*] and [*] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [ ] times. ]

 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance funds overseen by the Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
INTERESTED TRUSTEES
[ ]…………………………………………………………………….	None	Over $100,000
NONINTERESTED TRUSTEES
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000*
[ ].	None	Over $100,000*

*           Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

[As of December 31, 2010, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.]

[During the calendar years ended December 31, 2009 and December 31, 2010, no noninterested Trustee (or their immediate family members) had: ]

[1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD; ]

[2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or ]

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[3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above. ]

[During the calendar years ended December 31, 2009 and December 31, 2010 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Trustees of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer. ]

[Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Fee Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees. ]

[The fees and expenses of the Trustees of the Fund are paid by the Fund. (Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund’s fiscal year ending February 28, 2011, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2010, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1). [TO BE COMPLETED BY AMENDMENT]

Source of Compensation of Noninterested Trustees	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]
Fund…………………...	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]
Fund Complex(1)……...	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]
__________

(1)	As of [●], 2010, the Eaton Vance fund complex consisted of [178] registered investment companies or series thereof.
(2)	Includes $80,000 of deferred compensation
(3)	Includes $45,000 of deferred compensation
(4)	Includes $157,500 of deferred compensation

Proxy Voting Policy

The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed

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securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory and Administrative Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2013 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory and administrative agreement (“Advisory Agreement”) between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee for investment advisory services in the amount [  ]% of the Fund’s average daily net assets.

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance, with the exception of Messrs. Stein and Langstraat). The Voting Directors have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Fund hold positions in the Eaton Vance organization.

Portfolio Managers
The portfolio managers of the Fund are [      ], [     ] and [       ] of Eaton Vance. Mr. [  ], Mr. [  ] and Mr. [  ] each manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[ ]

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Registered Investment Companies……………………………………………...	[●]	$[●]	0	$0
Other Pooled Investment Vehicles……………………………………………...	0	$0	0	$0
Other Accounts…………………………………………….................................	0	$0	0	$0

[ ]
Registered Investment Companies……………………………………………...	[●]	$[●]	0	$0
Other Pooled Investment Vehicles……………………………………………...	0	$0	0	$0
Other Accounts…………………………………………….................................	0	$0	0	$0

[ ]
Registered Investment Companies……………………………………………...	[●]	$[●]	0	$0
Other Pooled Investment Vehicles……………………………………………...	0	$0	0	$0
Other Accounts…………………………………………….................................	0	$0	0	$0
__________

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2010, Mr. [  ] beneficially owned between $50,000-$100,000 and Mr. [  ] and Mr. [   ] each did not beneficially own any shares of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts

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that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Fund’s Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Fund’s investment adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the

20

responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Fund. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

[Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.]

[It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”]

[Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of

21

merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.]

[If the Adviser executes securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the Adviser generally does not acquire Third Party Research with Fund brokerage commissions, but may do so in the future. Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.]

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

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If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to distribute each year all or substantially all of its net investment income.  Distributions by the Fund of investment company taxable income will be taxable to Common Shareholders as ordinary income. The Fund’s income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax at ordinary income rates. Income from Agency Securities is generally subject to federal income tax at ordinary income rates, as well as state and local income taxes where applicable.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the United States (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered “readily tradable” if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies will not be “qualified foreign corporations.”

In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply until December 31, 2012. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2011, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of

23

Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2011, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The Fund has not received a formal opinion of tax counsel. However, the Adviser previously received an opinion from tax counsel with respect to certain tax matters presented by the Fund in connection with the offering of a similar closed-end fund managed by the Adviser and has been informed by such counsel that there have not been intervening changes in the law relating to these matters.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], is the independent registered public accounting firm for the Fund, providing audit services and consultation with respect to the preparation of filings with the SEC.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

25

FINANCIAL STATEMENTS

Eaton Vance Preferred Dividend Income Trust

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2011

ASSETS
Cash
Offering costs
Total assets

LIABILITIES
Accrued offering costs
Total liabilities
Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding
Net asset value and offering price per share

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

Eaton Vance Preferred Dividend Income Trust (the “Fund”) was organized as a Massachusetts business trust on March 3, 2011, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [5,000] common shares to Eaton Vance Management, the Fund’s investment adviser (the “Adviser”).

Organization costs paid in connection with the organization of the Fund will be borne directly by the Adviser.

The Adviser has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[   ], of which the Fund would pay $[    ] and Eaton Vance Management would pay $[    ] based on such estimate.

The Fund’s investment objective is to seek high current income consistent with preservation of capital. At least 80% of the Fund’s total assets will be invested in preferred stocks and other preferred securities, including convertible preferred securities of U.S. and non-U.S. issuers. The Fund will invest primarily in dividend-paying preferred securities of U.S. and non-U.S. issuers.  Currently, the Fund expects to invest primarily in preferred securities that are of investment grade quality at the time of purchase or, if unrated, determined by the Fund’s investment adviser (the “Adviser” or “Eaton Vance”) to be of comparable credit quality.  The Fund may also invest in lower-rated preferred securities.  The Fund will invest at least 25% of total assets in securities of issuers in the banking industry and may also invest substantially in the broader financial services sector.

NOTE 2—ACCOUNTING POLICIES

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [    ] common shares or $[  ] after taking account of the Fund’s sales load.

NOTE 3—INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT AND SUB-ADVISORY AGREEMENT

Pursuant to an investment advisory and administrative agreement between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation a fee in the amount of [  ]% of the Fund’s average daily net assets

 NOTE 4—FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income, including any net realized gain on investments. As of [], 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

27

Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS
Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

 D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

●           A copy of the Advisers’ proxy voting policies and procedures;

●           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

●           A record of each vote cast;

●           A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

●           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

●           Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

●           A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

●           The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

●           If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

●            If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

●           The client, in the case of an individual or corporate client;

●           In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

●           The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Preferred Dividend Income Trust

Statement of Additional Information

[               ], 2011

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

PART C

OTHER INFORMATION

ITEM 25.                      FINANCIAL STATEMENTS AND EXHIBITS

(1)           FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Financial Statement*

____________________________
*  To be filed by Amendment

(2)           EXHIBITS:

(a)	Agreement and Declaration of Trust dated March 3, 2011 filed herewith.

(b)	By-Laws filed herewith.

(c)           Not applicable.

(d)	Not applicable.

(e)           Dividend Reinvestment Plan to be filed by amendment.

(f)           Not applicable.

(g)	Investment Advisory and Administrative Agreement to be filed by amendment.

(h)	Form of Underwriting Agreement to be filed by amendment.

(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.

(k)	(1)	Transfer Agency and Services Agreement to be filed by amendment.

(2)	Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.

(m)           Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)           Not applicable.

(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)           Not applicable.

(r)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised October 1, 2008 filed as Exhibit (p)(1) to the Post-Effective Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 02-42722, 811-02258) filed October 27, 2008 (Accession No. 0000940394-08-0013).

(s)           Power of Attorney to be filed by amendment.

ITEM 26.                      MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.                      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$

ITEM 28.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.                      NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of March 7, 2011 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.01 per share	0

ITEM 30.                      INDEMNIFICATION

The Registrant's Declaration of Trust filed herein contains, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the directors and officers under certain circumstances.

Registrant's directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.                      LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.                      MANAGEMENT SERVICES

Not applicable.

ITEM 34.                      UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Preferred Dividend Income Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 4th day of March, 2011.

Eaton Vance Preferred Dividend Income Trust

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	March 4, 2011

/s/Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	March 4, 2011

/s/Frederick S. Marius Frederick S. Marius	Trustee	March 4, 2011

/s/Jane Rudnick Jane Rudnick	Trustee	March 4, 2011

INDEX TO EXHIBITS

(a)           Agreement and Declaration of Trust dated March 3, 2011

(b)           By-Laws